Exhibit 99(d)(22)

SCHEDULE A TO INVESTMENT ADVISORY AGREEMENT

Each portfolio of Ohio National Fund, Inc. shall pay fees to Ohio National Investments, Inc. computed at the following rates as provided in Paragraph 7 of the Agreement:

Equity Portfolio

0.79% of first $200 million

0.74% of next $800 million

0.70% over $1 billion

Money Market Portfolio

0.30% of first $100 million

0.25% of next $150 million

0.23% of next $250 million

0.20% of next $500 million

0.15% over $1 billion

Small Cap Growth

0.80% of first $150 million

0.75% of next $150 million

0.70% of next $300 million

0.65% over $600 million

Mid Cap Opportunity Portfolio

0.85% of first $100 million

0.80% of next $100 million

0.75% of next $300 million

0.70% over $500 million

Capital Appreciation Portfolio

0.80% of first $100 million

0.75% of next $300 million

0.65% of next $600 million

0.60% over $1 billion

Aggressive Growth Portfolio

0.80% of first $100 million

0.75% of next $400 million

0.70% over $500 million

S&P 500® Index Portfolio

0.40% of first $100 million

0.35% of next $150 million

0.33% over $250 million

Bristol Portfolio

0.80% of first $100 million

0.70% of next $400 million

0.65% over $500 million

Bond Portfolio

0.60% of first $100 million

0.50% of next $150 million

0.45% of next $250 million

0.40% of next $500 million

0.30% of next $1 billion

0.25% over $2 billion

Omni Portfolio

0.60% of first $100 million

0.50% of next $150 million

0.45% of next $250 million

0.40% of next $500 million

0.30% of next $1 billion

0.25% over $2 billion

International Portfolio

0.85% of first $100 million

0.80% of next $100 million

0.70% over $200 million

ClearBridge Small Cap Portfolio

0.85% of first $200 million

0.80% of next $300 million

0.75% over $500 million

Strategic Value Portfolio

0.75% of first $100 million

0.70% of next $400 million

0.65% over $500 million

International Small-Mid Company Portfolio

1.00% of first $100 million

0.90% of next $100 million

0.85% over $200 million

High Income Bond Portfolio

0.75% of first $75 million

0.70% of next $75 million

0.65% of next $75 million

0.60% over $225 million

Nasdaq-100® Index Portfolio

0.40% of first $100 million

0.35% of next $150 million

0.33% over $250 million

Balanced Portfolio

0.65% of first $200 million

0.60% of next $300 million

0.55% over $500 million

Exhibit 99(d)(22)

Schedule A (Continued)

Bryton Growth Portfolio

0.85% of first $100 million

0.75% of next $400 million

0.70% over $500 million

S&P MidCap 400® Index Portfolio

0.40% of first $100 million

0.35% of next $150 million

0.33% over $250 million

Bristol Growth Portfolio

0.80% of first $100 million

0.70% of next $400 million

0.65% over $500 million

Risk Managed Balanced Portfolio

0.90% of first $500 million

0.75% over $500 million

Agreed and accepted as of December 15, 2016.

OHIO NATIONAL FUND, INC.	OHIO NATIONAL INVESTMENTS, INC.

/s/ Paul J. Gerard	/s/ R. Todd Brockman
Paul J. Gerard, President	R. Todd Brockman, Treasurer

Advisory Fees December 2016

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